Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of  05/15/97
Collection Period ending 4/30/97


A.       Original Deal Parameter Inputs
-------------------------------------------------------------------------------
(A)      Closing Date of the Transaction                               03/31/97
(B)      Initial Pool Balance                                    $99,998,957.15
(C)      Initial Class A-1 Note Balance                          $55,575,000.00
(D)      Initial Class A-2 Note Balance                          $29,925,000.00
(E)      Initial Certificate Balance                             $14,500,000.00
(F)      Class A-1 Spread to LIBOR                                        0.14%
(G)      Class A-1 Interest Rate Cap                                     11.00%
(H)      Class A-2 Rate                                                   6.75%
(I)      Pass-Through Rate                                                6.75%
(J)      Servicing Fee Rate                                               2.50%
(K)      Security Insurer's Premium                                       0.35%
(L)      Original Weighted Average Coupon (WAC)                          19.08%
(M)      Original Weighted Average Remaining Term (WAM)                      41
(N)      Number of Contracts                                             10,456
(O)      Spread Account
         (i)  Spread Account Initial Deposit Percentage                   3.00%
         (ii) Spread Account Initial Deposit in Cash              $3,000,000.00

B.       Inputs from Previous Monthly Servicer Reports
-------------------------------------------------------------------------------
(A)      Trust Receivables
         (i)  Pool Balance                                        96,688,191.62
         (ii) Pool Factor                                             0.9668920
(B)      Class A-1 Notes
         (i)  Pool Balance                                        52,594,372.46
         (ii) Pool Factor                                             0.9463675
(C)      Class A-2 Notes
         (i)  Pool Balance                                        29,925,000.00
         (ii) Pool Factor                                             1.0000000
(D)      Certificates
         (i)  Pool Balance                                        14,500,000.00
         (ii) Pool Factor                                             1.0000000
(E)      Carryover Shortfall
         (i)  Class A-1 Interest Carryover Shortfall                      $0.00
         (ii) Class A-1 Principal Carryover Shortfall                     $0.00
         (iii)Class A-2 Interest Carryover Shortfall                      $0.00
         (iv) Class A-2 Principal Carryover Shortfall                     $0.00
         (v)  Certificate Interest Carryover Shortfall               $40,781.25
         (vi) Certificate Principal Carryover Shortfall             $331,180.84
(F)      Spread Account Balance                                   $4,076,200.81
(G)      Unpaid Balance of Prior Draws Owed to Surety Provider            $0.00
(H)      Delinquency Ratio Test
         (i)  Second Preceding Monthly Period                             0.00%
         (ii) Preceding Monthly Period                                    8.88%
(I)      Default Rate Test
         (i)  Second Preceding Monthly Period                             0.00%
         (ii) Preceding Monthly Period                                    1.28%
(J)      Net Loss Rate Test
         (i)  Second Preceding Monthly Period                             0.00%
         (ii) Preceding Monthly Period                                    0.42%
(K)      Weighted Average Coupon of Remaining Portfolio (WAC)            19.07%
(L)      Weighted Average Remaining Term of Remaining Portfolio (WAM)        41
(M)      Number of Contracts                                             10,304

                                       1                               05/13/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of  05/15/97
Collection Period ending 4/30/97


C.       Inputs from the System
-------------------------------------------------------------------------------
(A)      Trust Receivables
         (i)   Principal Payments Received                         3,097,070.34
         (ii)  Interest Payments Received                         $1,521,073.83
         (v)   Cram Down Losses                                           $0.00
         (vi)  Late Fees                                             $25,465.85
         (vii) Mandatory Redemption                                       $0.00
         (viii)Other Fees                                             $9,019.26
(B)      Liquidated Receivables
         (i)   Principal Balance of Liquidated Receivables          $230,464.42
         (ii)  Interest Due and Unpaid on the
               Liquidated Receivables                                     $0.00
         (iii) Number of Liquidated Receivables                              46
(D)      Liquidation Proceeds
         (i)   Allocated to Interest                                      $0.00
         (ii)  Allocated to Principal                               $144,604.69
         (iii) Allocated to Fees                                      $6,783.93
(G)      Recoveries                                                  $22,063.74
(H)      Purchased Receivables
         (i)   Principal Portion of the Purchase Amount                   $0.00
         (ii)  Interest Portion of the Purchase Amount                    $0.00
         (iii) Number of Purchased Receivables                                0
(J)      One Month LIBOR Rate                                         5.687500%
(K)      Floating Rate Interest Accrual Period                               30
(L)      Fixed Rate Interest Accrual Period                                  30
(M)      Weighted Average Coupon of Remaining Portfolio (WAC)            19.07%
(N)      Weighted Average Remaining Maturity
           of Remaining Portfolio (WAM)                                      40
(O)      Remaining Number of Contracts                                   10,148
(P)      Defaulted Receivables
         (i)   Principal Amount of Defaulted Receivables            $991,214.62
         (ii)  Number of Defaulted Receivables                              129
(Q)      31 Days or More Delinquent Purchased Receivables                 $0.00
(R)      Delinquent Receivables                   Contracts              Amount
         (i)   31-59 Days Delinquent                 748          $7,420,369.98
         (ii)  60-89 Days Delinquent                 201          $2,024,111.91
         (iii) 90 Days or More Delinquent             80            $947,677.00
(S)      Owner Trustee and Indenture Trustee Fee not
           Paid by Servicer *                                           $625.00
(T)      Occurrence of an Event of Default                                   NO
(U)      Occurrence of an Insurance Event of Default                         NO

* Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

                                       2                                05/13/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of  05/15/97
Collection Period ending 4/30/97


I.       Total Distribution Amount
-------------------------------------------------------------------------------
(A)      Regular Principal Distribution Amount                    $3,472,139.45
(B)      Realized Losses                                            $230,464.42
(C)      Interest Distribution Amount                             $1,543,137.57
(D)      Fees Collected                                              $41,269.04
(E)      Investment Earnings on Collection Account                    $8,310.35
(F)      Total Distribution Amount                                $4,834,391.99

II.      Draw on Credit Enhancements
-------------------------------------------------------------------------------
(A)      Withdrawals from Spread Account                                  $0.00
(B)      Draw on the Insurance Policy                                     $0.00
(C)      Total Draw on Credit Enhancement                                 $0.00

III.     Monthly Distributions & Direction to Trustee
-------------------------------------------------------------------------------
(A)      Servicing Fees                                             $251,013.12
                Base Servicing Fee                  $201,433.73
                Supplemental Servicing Fee           $49,579.39
(B)      Fees Paid to Indenture and Owner Trustee *                     $625.00
(C)      Class A-1 Interest Distributable Amount                    $255,411.42
(D)      Class A-2 Interest Distributable Amount                    $168,328.13
(E)      Class A-1 Monthly Principal Distributable Amount:        $3,124,925.51
(F)      Class A-2 Monthly Principal Distributable Amount:                $0.00
(G)      Certificateholders' Interest Distributable Amount                $0.00
(H)      Certificateholders' Principal Distributable Amount               $0.00
(I)      Monthly Security Insurer's Premium                          $24,068.15
(J)      Unreimbursed prior draws on the Insurance Policy                 $0.00
(K)      Deposits into the Spread Account                         $1,010,020.67
(M)      All remaining amount to the Collateral Agent                     $0.00

IV.      Carryover Shortfall Accounts
-------------------------------------------------------------------------------
                                                      BOP           EOP
(A)      Class A-1 Interest Carryover Shortfall           $0.00           $0.00
(B)      Class A-1 Principal Carryover Shortfall          $0.00           $0.00
(C)      Class A-2 Interest Carryover Shortfall           $0.00           $0.00
(D)      Class A-2 Principal Carryover Shortfall          $0.00           $0.00
(E)      Certificate Interest Carryover Shortfall    $40,781.25     $122,573.14
(F)      Certificate Principal Carryover Shortfall  $331,180.84     $678,394.79

V.       Pool Balance and Portfolio Information
-------------------------------------------------------------------------------
                                                      BOP            EOP
(A)      Pool Balance                            $96,688,191.62  $93,360,656.86
(B)      Pool Factor                                  0.9668920       0.9336163
(E)      Balance of the Class A-1 Notes          $52,594,372.46  $49,469,446.96
(F)      Note Pool Factor of Class A-1 Notes          0.9463675       0.8901385
(G)      Balance of the Class A-2 Notes          $29,925,000.00  $29,925,000.00
(H)      Note Pool Factor of Class A-2 Notes          1.0000000       1.0000000
(I)      Certificate Balance                     $14,500,000.00  $14,500,000.00
(J)      Certificate Pool Factor                      1.0000000       1.0000000

* Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

                                       3                               05/13/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of  05/15/97
Collection Period ending 4/30/97


VI.      Spread Account Information
-------------------------------------------------------------------------------
(A)      Beginning Balance                                        $4,076,200.81
(B)      Required Spread Account Balance (Requisite Amount)       $8,169,057.48
(C)      Deposit into Spread Account                              $1,010,020.67
(D)      Investment Earnings on Spread Account                       $16,220.09
(E)      Spread Account Released to Collection Account                    $0.00
(F)      Spread Account Released to Depositor                             $0.00
(G)      Ending Balance                                           $5,102,441.57

VII.     Unreimbursed Draws on the Insurance Policy
-------------------------------------------------------------------------------
(A)      Beginning Balance                                                $0.00
(B)      Reimbursement of Prior Draws                                     $0.00
(C)      Current Unpaid Insurance Premium                                 $0.00
(D)      Additional Draws on the Insurance Policy                         $0.00
(E)      Ending Balance                                                   $0.00

VIII.    Portfolio Performance Tests
-------------------------------------------------------------------------------
(A)      Delinquency Ratio
         (i)  econd Preceding Monthly Period                              0.00%
         (ii) Preceding Monthly Period                                    8.88%
         (iii)Current Monthly Period                                     10.64%
         (iv) 3 Month Rolling Average                                     9.76%
         (v) Delinquency Trigger Indicator                      NO
(B)      Default Rate
         (i)  econd Preceding Monthly Period                              0.00%
         (ii) Preceding Monthly Period                                    1.28%
         (iii)Current Monthly Period                                     12.52%
         (iv) 3 Month Rolling Average                                     6.90%
         (v)  Default Trigger Indicator                         NO
(C)      Net Loss Rate
         (i)  Second Preceding Monthly Period                             0.00%
         (ii) Preceding Monthly Period                                    0.42%
         (iii)Current Monthly Period                                      2.63%
         (iv) 3 Month Rolling Average                                     1.53%
         (v) Net Loss Trigger Indicator                         NO
(D)      Trigger Event as of prior Determination Date
          cured as of this Determination Date                               N/A

IX.      Other Information
-------------------------------------------------------------------------------
(A)      Servicing Fee due but unpaid                                     $0.00
(B)      Aggregate Realized Losses for the second
          Preceding Period                                                $0.00
(C)      Deficiency Claim determined                            NO
(D)      Listing of Warranty Receivables and
          Administrative Receivables                                        N/A
(E)      Listing of Receivables which became
          Liquidated Receivables                           under separate cover
(F)      Listing of Receivables which Paid in Full         under separate cover




Date:                           05/13/97
LSI FINANCIAL GROUP, as Subservicer


/s/ (Illegible signature)         Vice President
-------------------------------------------------
Officer                               Title

                                       4                               05/13/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 05/15/97
Collection Period ending 4/30/97

Distribution Date                                                      05/15/97

(1)      The amount of the distribution allocable to
         interest on the Class A-1 Notes (Per $1,000 of
         initial principal amount of Class A-1 Notes):                    $4.60

(2)      The amount of the Noteholders' Interest
         Carryover Shortfall allocable to the Class A-1
         Notes (Per $1,000 of initial principal amount of
         Class A-1 Notes):                                                $0.00

(3)      The amount of the distribution allocable to
         interest on the Class A-2 Notes (Per $1,000 of
         initial principal amount of Class A-2 Notes):                    $5.63

(4)      The amount of the Noteholders' Interest
         Carryover Shortfall allocable to the Class A-2
         Notes (Per $1,000 of initial principal amount of
         Class A-2 Notes):                                                $0.00

(5)      The amount of the distribution allocable to
         principal of the Class A-1 Notes (Per $1,000 of
         initial principal amount of Class A-1 Notes):                   $56.23

(6)      The amount of the Noteholders' Principal
         Carryover Shortfall allocable to the Class A-1
         Notes (Per $1,000 of initial principal amount of
         Class A-1 Notes):                                                $0.00

(7)      The amount of the distribution allocable to
         principal of the Class A-2 Notes (Per $1,000 of
         initial principal amount of Class A-2 Notes):                    $0.00

(8)      The amount of the Noteholders' Principal
         Carryover Shortfall allocable to the Class A-2
         Notes (Per $1,000 of initial principal amount of
         Class A-2 Notes):                                                $0.00

(9)      The amount of the distribution allocable to
         interest on the Certificates (Per $1,000 of
         initial principal amount of Certificates):                       $0.00

(10)     The amount of the Certificateholders' Interest
         Carryover Shortfall (Per $1,000 of initial
         principal amount of Certificates):                               $8.45

(11)     The amount of the distribution allocable to
         principal of the Certificates (Per $1,000 of
         initial principal amount of Certificates):                       $0.00

(12)     The amount of the Certificateholders' Principal
         Carryover Shortfall (Per $1,000 of initial
         principal amount of Certificates):                              $46.79

(13)     The amount, if any, of the distribution payable
         pursuant to a claim under the Policy (Per $1,000
         of initial principal amount of Notes &
         Certificates):                                                   $0.00

(14)     The aggregate outstanding principal balance of
         Class A-1 Notes after giving effect to all
         payments reported under (3) above on such date:         $49,469,446.96

(15)     The aggregate outstanding principal balance of
         Class A-2 Notes after giving effect to all
         payments reported under (4) above on such date:         $29,925,000.00

(16)     The aggregate outstanding principal balance of
         Certificates after giving effect to all payments
         reported under (6) above on such date:                  $14,500,000.00

(17)     The Note Pool Factor for the Class A-1 Notes
         after giving effect to all payments reported
         under (3) above on such date:                                0.8901385

(18)     The Note Pool Factor for the Class A-2 Notes
         after giving effect to all payments reported
         under (4) above on such date:                                1.0000000

(19)     The Certificates Pool Factor for the
         Certificates after giving effect to all payments
         reported under (6) above on such date:                       1.0000000

(20)     The Pool Balance as of the close of business on
         the last day of the related Collection Period:          $93,360,656.86

(21)     The Pool Factor as of the close of business on
         the last day of the related Collection Period:               0.9336163

(22)     The amount of the Servicing Fee and the amount
         of any fees paid to the Owner Trustee or the
         Indenture Trustee from monies on deposit in the
         Collection Account:                                        $251,638.12

                            1                                          05/13/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 05/15/97
Collection Period ending 4/30/97


(23)     The amount of the Servicing Fee paid and/or due
         but unpaid (Per $1,000 of initial Pool Balance):                 $2.51

(24)     The amount of any deposit to the Spread Account:         $1,010,020.67

(25)     The amount and application of any funds
         withdrawn from the Spread Account:                               $0.00

(26)     The amount on deposit in the Spread account
         (Cash & Receivables) after giving effect to all
         distributions to and withdrawls from the Spread
         Account on such date:                                    $5,102,441.57

(27)     The amount of aggregate Realized Losses, if any,
         for the related Collection Period:                         $230,464.42

(28)     The amount of Cram Down Losses, if any, for the
         related Collection Period:                                       $0.00

(29)     The aggregate principal balance of all
         Receivables that became Liquidated Receivables
         during the related Collection Period:                      $230,464.42

(30)     The aggregate principal balance of all
         Receivables that became Purchased Receivables
         during the related Collection Period:                            $0.00

(31)     The aggregate Purchase Amounts for Receivables,
         if any, that were purchased during or with
         respect to such Collection Period:                               $0.00

(32)     The aggregate principal balance of Receivables
         that are 31 to 59 days delinquent:                       $7,420,369.98

(33)     The aggregate principal balance of Receivables
         that are 60 to 89 days delinquent:                       $2,024,111.91

(34)     The aggregate principal balance of Receivables
         that are 90 days or more delinquent:                       $947,677.00

(35)     The Class A-1 Notes Interest Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                       $0.00

(36)     Change in the Class A-1 Notes Interest Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                            $0.00

(37)     The Class A-1 Notes Principal Carryover
         Shortfall Balance, if any, after giving effect
         to payments on such Distribution Date:                           $0.00

(38)     Change in the Class A-1 Notes Principal
         Carryover Shortfall Balance, if any, after
         giving effect to payment on such Distribution Date:              $0.00

(39)     The Class A-2 Notes Interest Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                       $0.00

(40)     Change in the Class A-2 Notes Interest Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                            $0.00

(41)     The Class A-2 Notes Principal Carryover
         Shortfall Balance, if any, after giving effect
         to payments on such Distribution Date:                           $0.00

(42)     Change in the Class A-2 Notes Principal
         Carryover Shortfall Balance, if any, after
         giving effect to payment on such Distribution Date:              $0.00

(43)     The Certificates Interest Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                 $122,573.14

(44)     Change in the Certificates Interest Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                      ($81,791.89)

(45)     The Certificates Principal Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                 $678,394.79

(46)     Change in the Certificates Principal Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                     ($347,213.95)


                            2                                           05/13/97